JPMorgan Funds - Trust I
Rule 10f-3 Transactions
For the period from November 1, 2009 to April 30, 2010

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Income Builder Fund
Trade Date 11/3/09
Issuer Colt Defense LLC (CLTDEF 8.75% November 15, 2017 144A)
Cusip 19686TAA
Bonds 15,000
Offering Price $98.591
Spread $2.25
Cost $14,789
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.52%
Syndicate Members JP Morgan Securities, Morgan Stanley & Co
Fund JPMorgan Income Builder Fund
Trade Date 11/3/09
Issuer Cott Beverages Inc (BCB 8.375% November 15, 2017 144A)
Cusip 221643AC
Bonds 15,000
Offering Price $98.575
Spread $2.00
Cost $14,786
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 2.08%
Syndicate Members Barclays Bank PLC, Deutsche Bank, JP Morgan
Fund JPMorgan Income Builder Fund
Trade Date 11/3/09
Issuer Netflix Inc (NFLX 8.50% November 15, 2017 144A)
Cusip 64110LAA
Bonds 30,000
Offering Price $100.00
Spread $2.25
Cost $30,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.44%
Syndicate Members JPMorgan, Morgan Stanley
Fund JPMorgan Income Builder Fund
Trade Date 11/9/09
Issuer Pioneer Natural Resources Limited (PXD 7.50% January 15, 2020)
Cusip 723787AJ
Bonds 20,000
Offering Price $99.142
Spread $1.50
Cost $19,828
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 5.55%
Syndicate Members Deutsche Bank Securities, JPMorgan, RBS Securities, UBS, Wells Fargo, Bank of America Securities, BMO Capital Markets, Citigroup Global Markets, Credit Suisse, Goldman Sachs & Co, Morgan Stanley
Fund JPMorgan Income Builder Fund
Trade Date 11/10/09
Issuer Toys R US  (TOY 8.50% December 1, 2017 144A)
Cusip 89236MAA
Bonds 50,000
Offering Price $98.573
Spread $1.97
Cost $49,287
Dealer Executing Trade Banc of America Secuirites LLC
% of Offering  purchased by firm 1.77%
Syndicate Members Banc of America Securities, Deutsche bank, Goldman Sachs & Co, Wells Fargo & Co, Barclays Capital, Citigroup Global Markets, Credit Suisse, JP Morgan, Morgan Stanley
Fund JPMorgan Income Builder Fund
Trade Date 11/12/09
Issuer Antero Resources Finance (ANTERO 9.375%  December 1, 2017 144A)
Cusip 03674PAA
Bonds 10,000
Offering Price $99.299
Spread $2.50
Cost $9,930
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 0.52%
Syndicate Members Barclays Capital, JP Morgan, Wells Fargo & Co, BNP Paribas, Calyon Securities, Comerica Securities, Credit Suisse, Deutsche Bank, Keybanc Capital Markets, Lloyds TSB Corporate Markets, Mitsubishi UFJ Securities, US Bancorp Investments
Fund JPMorgan Income Builder Fund
Trade Date 11/13/09
Issuer Revlon Consumer Products Corporation (REV 9.75% November 15, 2015 144A)
Cusip 761519BA
Bonds 10,000
Offering Price $98.90
Spread $2.00
Cost $9,890
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 4.09%
Syndicate Members Bank of America Securities, Citigroup Global Markets, Credit Suisse, JP Morgan
Fund JPMorgan Income Builder Fund
Trade Date 11/17/09
Issuer UnityMedia GmbH (UNITY 8.125% December 1, 2017 144A)
Cusip 90320RAA
Bonds 50,000
Offering Price $97.844
Spread $2.50
Cost $48,922
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 0.62%
Syndicate Members Credit Suisse, Deutsche Bank, Goldman Sachs & Co, JP Morgan
Fund JPMorgan Income Builder Fund
Trade Date 12/7/09
Issuer JDA Software Group Inc (JDAS 8.00% December 15, 2014 144A)
Cusip 46612KAA
Bonds 10,000
Offering Price $98.988
Spread $2.00
Cost $9,899
Dealer Executing Trade Goldman Sachs and Co New York
% of Offering  purchased by firm 1.68%
Syndicate Members Goldman Scahs & Co, Wells Fargo & Co, JP Morgan
Fund JPMorgan Income Builder Fund
Trade Date 12/11/09
Issuer Georgia Gulf Corporation (GGC 9.00% January 15, 2017 144A)
Cusip 373200AV
Bonds 30,000
Offering Price $99.346
Spread $1.88
Cost $29,804
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 0.12%
Syndicate Members JPMorgan, Barclays Capital, Wells Fargo
Fund JPMorgan Income Builder Fund
Trade Date 12/16/09
Issuer McJunkin Red Man Corporation (MRC 9.50% December 15, 2016 144A)
Cusip 581241AA
Bonds 25,000
Offering Price $97.533
Spread $1.75
Cost $24,383
Dealer Executing Trade Goldman Sachs and Co New York
% of Offering  purchased by firm 2.29%
Syndicate Members Barclays Capital, Goldman Sachs & Co, Bank of America Merrill Lynch, JP Morgan, Raymond James & Assoc., SunTrust Robinson Humphrey, TD Securities
Fund JPMorgan Income Builder Fund
Trade Date 1/7/10
Issuer Qwest Communications International Inc. (QUS 7.125% April 1, 2018 144A)
Cusip 749121CB
Bonds 60,000
Offering Price $98.440
Spread $1.50
Cost $59,064
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 3.41%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital, Citigroup Global Markets, Deutsche Bank, Goldman Sachs & Co, JPMorgan Securities, Morgan Stanley, Wells Fargo, Credit Suisse, SunTrust Robinson Humphrey, UBS Securities, US Bancorp Investments
Fund JPMorgan Income Builder Fund
Trade Date 1/11/10
Issuer Scotts Miracle-Grow Company (SMG 7.25% January 15, 2018)
Cusip 810186AH
Bonds 4,167
Offering Price $99.254
Spread $2.13
Cost $4,136
Dealer Executing Trade Banc America Securities
% of Offering  purchased by firm 3.06%
Syndicate Members Banc of America Securities, JPMorgan, BMO Capital, BNP Paribas, Rabo Securities, Scotia Capital, Calyon Securities, Fifth Third Securities, PNC Capital, RBS Corp
Fund JPMorgan Income Builder Fund
Trade Date 2/3/10
Issuer Denbury Resources Inc. (DNR 8.25% February 15, 2020)
Cusip 24823UAG
Bonds 10,000
Offering Price $100.00
Spread $2.00
Cost $10,000
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 0.50%
Syndicate Members Bank of America Merrill Lynch, JPMorgan, RBC Capital Markets, UBS Securities, Wells Fargo, BBVA Compass, BNP Paribas, Calyon Securities, Capital One Southcoast, Comerica Securities, Credit Suisse, ING Financial, Scotia Capital, SunTrust Robinson Humphrey
Fund JPMorgan Income Builder Fund
Trade Date 2/4/10
Issuer McClatchy Company (MNI 11.5% February 15, 2017 144A)
Cusip 579489AC
Bonds 35,000
Offering Price $98.824
Spread $1.84
Cost $34,588
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 0.35%
Syndicate Members Bank of America Merrill Lynch, Credit Suisse, JPMorgan, Lazard Capital Markets
Fund JPMorgan Income Builder Fund
Trade Date 2/9/10
Issuer Freescale Semiconductor Inc.  (FSL 10.125% March 15,  2018 144A)
Cusip 35687MAQ
Bonds 10,000
Offering Price $100.00
Spread $2.00
Cost $10,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.20%
Syndicate Members Citigroup Global Markets, Credit Suisse, JPMorgan
Fund JPMorgan Income Builder Fund
Trade Date 2/9/10
Issuer NFR Energy LLC (NFREGY 9.75% February  15, 2017 144A)
Cusip 62910TAA
Bonds 25,000
Offering Price $98.733
Spread $2.50
Cost $24,683
Dealer Executing Trade UBS Securities LLC
% of Offering  purchased by firm 4.84%
Syndicate Members Bank of America Merrill Lynch, BNP Paribas, JPMorgan, UBS Securities, Capital One Southcoast, Natixis Bleichroeder, BBVA Securities, Comerica Securities
Fund JPMorgan Income Builder Fund
Trade Date 2/25/10
Issuer Central Garden & Pet Company (CENT 8.25% March 1, 2018)
Cusip 153527AG
Bonds 20,000
Offering Price $100.00
Spread $2.00
Cost $20,000
Dealer Executing Trade Oppenheimer & Company
% of Offering  purchased by firm 1.79%
Syndicate Members JPMorgan, Oppenheimer & Co, Deutsche Bank Securities, SunTrust Robinson Humphrey
Fund JPMorgan Income Builder Fund
Trade Date 2/26/10
Issuer Equinix Inc. (EQIX 8.125% March 1, 2018)
Cusip 29444UAJ
Bonds 45,000
Offering Price $100.00
Spread $1.75
Cost $45,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.56%
Syndicate Members Citigroup Global Markets, JPMorgan, Bank of America Merrill Lynch, Barclays Capital, Goldman Sachs & Co, ING Financial, RBS Securities
Fund JPMorgan Income Builder Fund
Trade Date 3/2/10
Issuer HCA Inc (HCA 7.25% September 15, 2020 144A)
Cusip 404121AA
Bonds 50,000
Offering Price $99.095
Spread $1.75
Cost $49,548
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 0.45%
Syndicate Members Banc of America Securities, Barclays Capital, Citigroup Global Markets, Deutsche Bank Securities, Goldman Sachs & Co, JPMorgan, Wells Fargo & Co, Credit Agricole Securities, Credit Suisse, Daiwa Capital Markets, Mizuho Securities, Morgan Stanley, RBC Capital, RBS Securities
Fund JPMorgan Income Builder Fund
Trade Date 3/2/10
Issuer Solutia Inc (SOA 7.875% March 15, 2020)
Cusip 834376AL
Bonds 70,000
Offering Price $99.500
Spread $2.24
Cost $69,650
Dealer Executing Trade Jefferies and Company Inc.
% of Offering  purchased by firm 2.25%
Syndicate Members Citigroup Global Markets, Deutsche Bank Securities, HSBC Securities, Jefferies & Co, JPMorgan, Fifth Third Securities
Fund JPMorgan Income Builder Fund
Trade Date 3/5/10
Issuer Avis Budget  Car Rental (CAR 9.625% March 15, 2018 144A)
Cusip 053773AK
Bonds 32,000
Offering Price $98.634
Spread $2.00
Cost $31,563
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 1.45%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital, Citigroup Global Markets, Deutsche Bank Securities, JPMorgan, Wells Fargo & Co, Credit Agricole Securities, RBS Securities, Scotia Capital
Fund JPMorgan Income Builder Fund
Trade Date 3/8/10
Issuer Boise Paper Holding LLC (BZ 8.00% April 1, 2020 144A)
Cusip 09747GAA
Bonds 125,000
Offering Price $98.311
Spread $1.50
Cost $122,889
Dealer Executing Trade Banc of America Securities LLC
% of Offering  purchased by firm 2.43%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital, JPMorgan, Rabo Securities, Scotia Capital, TD Securities
Fund JPMorgan Income Builder Fund
Trade Date 3/9/10
Issuer MGM Mirage Inc (MGM 9.00% March 15, 2020 144A)
Cusip 552953BP
Bonds 100,000
Offering Price $100.00
Spread $2.25
Cost $100,000
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 0.80%
Syndicate Members Bank of America Merrill Lynch, Barclays capital, BNP Paribas, Citigroup Global Markets, Commerzbank Capital Markets, Daiwa Capital Markets, Deutsche Bank Securities, JPMorgan, Morgan Stanley, RBS Securities, UBS Securities, Wells Fargo & Co, Miyazaki Bank, Scotia Capital, US Bancorp Investments
Fund JPMorgan Income Builder Fund
Trade Date 3/11/10
Issuer Steel Dynamics Inc (STLD 7.625% March 15, 2020 144A)
Cusip 858119AQ
Bonds 300,000
Offering Price $100.00
Spread $1.75
Cost $300,000
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 2.14%
Syndicate Members Banc of America Securities, Goldmans Sachs & Co, JPMorgan, Morgan Stanley
Fund JPMorgan Income Builder Fund
Trade Date 3/12/10
Issuer Sirius XM Radio Inc (SIRI 8.75% April 1, 2015 144A)
Cusip 82967NAD
Bonds 30,000
Offering Price $100.00
Spread $1.75
Cost $30,000
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 1.20%
Syndicate Members JPMorgan, Bank of America Merrill Lynch, Morgan Stanley, UBS Securities
Fund JPMorgan Income Builder Fund
Trade Date 3/15/10
Issuer Bombardier Inc (BOMB 7.50% March 15, 2018 144A)
Cusip 097751AS
Bonds 25,000
Offering Price $100.00
Spread $1.50
Cost $25,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 0.48%
Syndicate Members Deutsche bank Securities, JPMorgan, UBS Securities, BNP Paribas, Calyon New York, CIBC, Citigroup Global Markets, Commerzbank AG, national Bank of Canada, Natixis Financial, RBC Securities, RBS Securities, Societe Generale
Fund JPMorgan Income Builder Fund
Trade Date 3/15/10
Issuer Bombardier Inc (BOMB 7.75% March 15, 2020 144A)
Cusip 097751AV
Bonds 25,000
Offering Price $100.00
Spread $1.50
Cost $25,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 0.36%
Syndicate Members Deutsche Bank Securities, JPMorgan, UBS Securities, BNP Paribas, CIBC, Citigroup Global Markets, Commerzbank AG, Credit Agricole Securities, Natixis Financial, NBF Securities, RBC Securities, RBS Securities, Societe Generale
Fund JPMorgan Income Builder Fund
Trade Date 3/16/10
Issuer Digicel Group Ltd (DLLTD 10.50% April 15, 2018 144A)
Cusip 25380WAC
Bonds 120,000
Offering Price $100.00
Spread $1.75
Cost $120,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 0.33%
Syndicate Members Citigroup Global Markets, Credit Suisse, Deutsche Bank Securities, JPMorgan
Fund JPMorgan Income Builder Fund
Trade Date 3/17/10
Issuer QVC, Inc. (QVCN 7.125% April 15, 2017 144A)
Cusip 747262AC
Bonds 10,000
Offering Price $100.00
Spread $1.25
Cost $10,000
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 0.59%
Syndicate Members Bank of America Securities, Barclays Capital, Citigroup Global Markets, Credit Agricole Securities, JPMorgan, Morgan Stanly, RBS Securities, Scotia Capital, Wells Fargo, BNP Paribas, Daiwa Capital Markets, Nizuho Securities, SunTrust Robinson Humphrey, UBS Securities
Fund JPMorgan Income Builder Fund
Trade Date 3/17/10
Issuer QVC, Inc. (QVCN 7.375% October 15, 2020 144A)
Cusip 747262AE
Bonds 10,000
Offering Price $100.00
Spread $1.25
Cost $10,000
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 0.59%
Syndicate Members Bank of America Securities, Barclays Capital, Citigroup Global Markets, Credit Agricole Securities, JPMorgan, Morgan Stanly, RBS Securities, Scotia Capital, Wells Fargo, BNP Paribas, Daiwa Capital Markets, Nizuho Securities, SunTrust Robinson Humphrey, UBS Securities
Fund JPMorgan Income Builder Fund
Trade Date 3/23/10
Issuer Lear Corporation (LEA 7.875% March 15, 2018)
Cusip 521865AR
Bonds 18,000
Offering Price $99.276
Spread $1.89
Cost $17,870
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.68%
Syndicate Members Barclays Capital, Citigroup Global Markets, JPMorgan, UBS Securities, HSBC Securities
Fund JPMorgan Income Builder Fund
Trade Date 3/23/10
Issuer Lear Corporation (LEA 8.125% March 15, 2020)
Cusip 521865AS
Bonds 18,000
Offering Price $99.164
Spread $1.89
Cost $17,850
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.68%
Syndicate Members Barclays Capital, Citigroup Global Markets, JPMorgan, UBS Securities, HSBC Securities
Fund JPMorgan Income Builder Fund
Trade Date 3/24/10
Issuer LBI Escrow Corp (LYO 8.00% November 1, 2017 144A)
Cusip 50178TAA
Bonds 115,000
Offering Price $100.00
Spread $2.00
Cost $115,000
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 1.35%
Syndicate Members bank of America Merrill Lynch, Barclays Capital, Citigroup Global Markets, Credit Suisse, Deutsche Bank Securities, JPMorgan, Morgan Stanley, UBS Securities, Wells Fargo & Co.
Fund JPMorgan Income Builder Fund
Trade Date 3/24/10
Issuer Plains Exploration & Production Company (PXP 7.625% April 1, 2020)
Cusip 726505AJ
Bonds 30,000
Offering Price $100.00
Spread $1.75
Cost $30,000
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 3.22%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital, BMO Capitl Markets, Citigroup Global Markets, JPMorgan, Wells Fargo & Co, BNP Paribas, RBS Securities, Scotia Capital, TD Securities
Fund JPMorgan Income Builder Fund
Trade Date 3/26/10
Issuer New Communications Holdings (FTR 7.875% April 15, 2015 144A)
Cusip 35906AAC
Bonds 25,000
Offering Price $100.00
Spread $2.00
Cost $25,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 0.93%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital, Citigroup Global Markets, Credit Suisse, Deutsche Bank Securities, JPMorgan, Morgan Stanley, RBS Securities
Fund JPMorgan Income Builder Fund
Trade Date 3/26/10
Issuer New Communications Holdings (FTR 8.25% April 15, 2017 144A)
Cusip 35906AAE
Bonds 25,000
Offering Price $100.00
Spread $2.00
Cost $25,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 0.42%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital, Citigroup Global Markets, Credit Suisse, Deutsche Bank Securities, JPMorgan, Morgan Stanley, RBS Securities
Fund JPMorgan Income Builder Fund
Trade Date 3/26/10
Issuer New Communications Holdings (FTR 8.50% April 15, 2020 144A)
Cusip 35906AAG
Bonds 25,000
Offering Price $100.00
Spread $2.00
Cost $25,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 0.42%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital, Citigroup Global Markets, Credit Suisse, Deutsche Bank Securities, JPMorgan, Morgan Stanley, RBS Securities
Fund JPMorgan Income Builder Fund
Trade Date 3/26/10
Issuer New Communications Holdings (FTR 8.75% April 15, 2022 144A)
Cusip 35906AAJ
Bonds 25,000
Offering Price $100.00
Spread $2.00
Cost $25,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 0.93%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital, Citigroup Global Markets, Credit Suisse, Deutsche Bank Securities, JPMorgan, Morgan Stanley, RBS Securities
Fund JPMorgan Income Builder Fund
Trade Date 3/30/10
Issuer International Lease Finance Corporation (AIG 8.625% September 15, 2015 144A)
Cusip 459745FV
Bonds 25,000
Offering Price $101.00
Spread $1.50
Cost $25,250
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 1.61%
Syndicate Members Bank of America Securities, Barclays Capital, Citigroup Global Markets, Credit Suisse, JPMorgan, UBS Securities, ANZ Securities, HSBC Securities, RBC Dominion Securities, RBS Securities
Fund JPMorgan Income Builder Fund
Trade Date 3/30/10
Issuer International Lease Finance Corporation (AIG 8.75% March 15, 2017 144A)
Cusip 459745FX
Bonds 25,000
Offering Price $100.75
Spread $1.50
Cost $25,188
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 1.55%
Syndicate Members Bank of America Securities, Barclays Capital, Citigroup Global Markets, Credit Suisse, JPMorgan, UBS Securities, ANZ Securities, HSBC Securities, RBC Dominion Securities, RBS Securities
Fund JPMorgan Income Builder Fund
Trade Date 3/31/10
Issuer Ferrellgas Partners LP (FGP 8.625% June 15, 2020)
Cusip 315295AE
Bonds 125,000
Offering Price $100.00
Spread $2.00
Cost $125,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 8.55%
Syndicate Members Wells Fargo Securities, Bank of America Merrill Lynch, JPMorgan, Barclays Capital, BNP Paribas, Fifth Third Securities, PNC Capital Markets, Societe Generale, US Bancorp
Fund JPMorgan Income Builder Fund
Trade Date 04/06/10
Issuer Meritage Homes Corporation (MTH 7.15% April 15, 2020 144A)
Cusip 59001AAM
Bonds 165,000
Offering Price $97.567
Spread $1.25
Cost $160,986
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 5.76%
Syndicate Members Citigroup Global Markets, JPMorgan
Fund JPMorgan Income Builder Fund
Trade Date 04/06/10
Issuer Valeant Pharmaceuticals (VRX 7.625% March 15, 2020 144A)
Cusip 91911XAK
Bonds 60,000
Offering Price $100.00
Spread $1.70
Cost $60,000
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 1.90%
Syndicate Members Goldman Sachs & Co, Jeffries & Co, JPMorgan
Fund JPMorgan Income Builder Fund
Trade Date 04/08/10
Issuer Mantech International Company (MANT 7.25% April 15, 2018 144A)
Cusip 564563AA
Bonds 20,000
Offering Price $100.00
Spread $2.00
Cost $20,000
Dealer Executing Trade BancAmerica Securites
% of Offering  purchased by firm 2.48%
Syndicate Members Bank of America Merrill Lynch, JPMorgan, BB&T Capital Markets, Cowen & Co, PNC Securities
Fund JPMorgan Income Builder Fund
Trade Date 04/09/10
Issuer NFR Energy LLC (NFREGY 9.75% February 15, 2017 144A)
Cusip 62910TAD
Bonds 20,000
Offering Price $98.754
Spread $1.50
Cost $19,751
Dealer Executing Trade UBS Securities LLC
% of Offering  purchased by firm 9.94%
Syndicate Members Bank of America Merrill Lynch, BNP Paribas, JPMorgan, UBS, Capital One Southcoast, Natixis Bleichroeder, BBVA Securities, BOSC Inc, Comerica Securities
Fund JPMorgan Income Builder Fund
Trade Date 04/12/10
Issuer Cablevision Systems Corporation (CVC 7.75% April 15, 2018)
Cusip 12686CAZ
Bonds 50,000
Offering Price $100.00
Spread $2.00
Cost $50,000
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 1.28%
Syndicate Members Bank Of America Merrill Lynch, barclays Capital, Citigroup Global Markets, Credit Suisse, Goldman Sachs & Co, JPMorgan, RBS Securities, UBS Securities
Fund JPMorgan Income Builder Fund
Trade Date 04/12/10
Issuer Cablevision Systems Corporation (CVC 8.00% April 15, 2020)
Cusip 12686CBA
Bonds 25,000
Offering Price $100.00
Spread $2.00
Cost $25,000
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 0.95%
Syndicate Members Bank Of America Merrill Lynch, barclays Capital, Citigroup Global Markets, Credit Suisse, Goldman Sachs & Co, JPMorgan, RBS Securities, UBS Securities
Fund JPMorgan Income Builder Fund
Trade Date 04/13/10
Issuer Harrahs Operating Company Inc. (HET 12.75% April 15, 2018 144A)
Cusip 413622AC
Bonds 75,000
Offering Price $98.778
Spread $2.00
Cost $74,084
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.27%
Syndicate Members Bank of America Merrill Lynch, Citigroup Global Markets, Credit Suisse, Deutsche Bank, JPMorgan, Goldman Sachs & Co, Morgan Stanley
Fund JPMorgan Income Builder Fund
Trade Date 04/14/10
Issuer CCO Holdings LLC (CCMM 7.875% April 30, 2018 144A)
Cusip 1248EPAJ
Bonds 30,000
Offering Price $100.00
Spread $1.64
Cost $30,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 0.66%
Syndicate Members Bank of America Securities, Citigroup Global Markets, Credit Suisse, Deutsche Bank, JPMorgan, UBS Securities, Credit Agricole Securities, Goldman Sachs & Co, Morgan Stanley, RBC Capital Markets, US Bancorp
Fund JPMorgan Income Builder Fund
Trade Date 04/14/10
Issuer CCO Holdings LLC (CCMM 8.125% April 30, 2020 144A)
Cusip 1248EPAM
Bonds 25,000
Offering Price $100.00
Spread $1.64
Cost $25,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 0.67%
Syndicate Members Bank of America Securities, Citigroup Global Markets, Credit Suisse, Deutsche Bank, JPMorgan, UBS Securities, Credit Agricole Securities, Goldman Sachs & Co, Morgan Stanley, RBC Capital Markets, US Bancorp
Fund JPMorgan Income Builder Fund
Trade Date 04/20/10
Issuer Limited Brands Inc. (LTD 7.00% May 1, 2020)
Cusip 532716AS
Bonds 175,000
Offering Price $100.00
Spread $2.25
Cost $175,000
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 2.43%
Syndicate Members Bank of America Merrill Lynch, Citigroup Global Markets, JPMorgan
Fund JPMorgan Income Builder Fund
Trade Date 04/21/10
Issuer Standard Pacific Corporation (SPF 8.375% May 15, 2018)
Cusip 85375CAX
Bonds 25,000
Offering Price $100.00
Spread $1.38
Cost $25,000
Dealer Executing Trade Broadpoint Capital
% of Offering  purchased by firm 1.60%
Syndicate Members JPMorgan, Broadpoint Gleacher Securities
Fund JPMorgan Income Builder Fund
Trade Date 04/22/10
Issuer Live Nation Entertainment (LYV 8.125% May 15, 2018 144A)
Cusip 538034AC
Bonds 30,000
Offering Price $100.00
Spread $1.88
Cost $30,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.73%
Syndicate Members Deutsche Bank, Goldman Sachs & Co, JPMorgan, Bank of America Merrill Lynch, RBS Securities, Scotia Capital, Wells Fargo, HSBC Securities, Mitsubishi Securities, Morgan Stanley
Fund JPMorgan Income Builder Fund
Trade Date 04/22/10
Issuer Penn Virginia Resource Partners, L.P. and Penn Virginia Resource Finance Corpoation  (PVR 8.25% April 15, 2018)
Cusip 70788AAA
Bonds 50,000
Offering Price $100.00
Spread $2.50
Cost $50,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 4.13%
Syndicate Members Bank of America Merrill Lynch, JPMorgan, RBC Capital, Wells Fargo, BB&T Capital Markets, Mitsubishi UFJ Securities, PNC Capital, Barclays Capital, BMO Capital markets, Capital One Southcoast, Comerica Securities, Credit Suisse, Societe Generale, TD Securities, UBS Securities, US Bancorp
Fund JPMorgan Income Builder Fund
Trade Date 04/22/10
Issuer Telcordia Technologies (TELCOR 11.00% May 1, 2018 144A)
Cusip 87922RAJ
Bonds 45,000
Offering Price $100.00
Spread $2.00
Cost $45,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 2.82%
Syndicate Members Credit Suisse, Deutsche Bank, JPMorgan
Fund JPMorgan Income Builder Fund
Trade Date 04/27/10
Issuer AK Steel Corporation (AKS 7.625% May 15, 2020)
Cusip 001546AL
Bonds 38,000
Offering Price $100.00
Spread $2.00
Cost 38000.00
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 1.90%
Syndicate Members Bank of America Merrill Lynch, Credit Suisse, JPMorgan, Morgan Stanley, UBS Securities, Wells Fargo, Citigroup Global Markets, Deutsche Bank, FifthThird Securities, PNC Capital
Fund JPMorgan Income Builder Fund
Trade Date 04/27/10
Issuer Lennar Corporation (LEN 6.95% June 1, 2018 144A)
Cusip 526057BB
Bonds 50,000
Offering Price $98.929
Spread $1.38
Cost $49,465
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 3.95%
Syndicate Members Citigroup Global Markets, Deutsche bank, JPMorgan, UBS Securites
Fund JPMorgan Income Builder Fund
Trade Date 04/28/10
Issuer Levi Strauss & Company (LEVI 7.625% May 15, 2020 144A)
Cusip 52736RBA
Bonds 100,000
Offering Price $100.00
Spread $1.75
Cost $100,000
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 2.34%
Syndicate Members Bank of America Merill Lynch, JPMorgan, Credit Suisse, Goldman Sachs & Co, Wells Fargo, HSBC Securities, Scotia Capital, UBS Securities
Fund JPMorgan Income Builder Fund
Trade Date 04/29/10
Issuer Pinnacle Entertainment (PNK 8.75%  May 15, 2020 144A)
Cusip 723456AL
Bonds 25,000
Offering Price $100.00
Spread $2.00
Cost $25,000
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 1.33%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital, Credit Agricole, Deutsche Bank, JPMorgan, UBS Securities, Capital One, Citidel Securities
Fund JPMorgan Strategic Preservation Fund
Trade Date 3/15/10
Issuer European Investment Bank (EIB 2.75% March 23, 2015)
Cusip 298785FD
Bonds 4,000,000
Offering Price $99.93
Spread $1.25
Cost $3,997,200
Dealer Executing Trade Merrill Lynch
% of Offering  purchased by firm 0.13%
Syndicate Members Bank of America Merrill Lynch, Goldman Sachs & Co, JPMorgan, Credit Suisse, Daiwa Capital Markets, Nomura Securities, RBC Capital Markets, RBS Securities
Fund JPMorgan Tax Aware Real Return Fund
Trade Date 11/4/09
Issuer State of Georgia (5.000%, November 1, 2013)
Cusip 373384NQ
Bonds 16,535,000
Offering Price 113.287
Spread $0.42
Cost $18,732,005
Dealer Executing Trade Goldman Sachs and Co New York
% of Offering  purchased by firm 2.08%
Syndicate Members Citi,Merrill Lynch,Morgan Keegan,Barclays,Jackson,Jeffries,JPMorgan,Morgan Stanley,Sterne Agee,Wells Fargo,Goldman
Fund JPMorgan Tax Aware Real Return Fund
Trade Date 11/4/09
Issuer State of Georgia (5.000%, November 1, 2014)
Cusip 373384NT
Bonds 3,000,000
Offering Price 114.539
Spread $0.38
Cost $3,436,170
Dealer Executing Trade Goldman Sachs and Co New York
% of Offering  purchased by firm 0.38%
Syndicate Members Citi,Merrill Lynch,Morgan Keegan,Barclays,Jackson,Jeffries,JPMorgan,Morgan Stanley,Sterne Agee,Wells Fargo,Goldman
Fund JPMorgan Tax Aware Real Return Fund
Trade Date 11/18/09
Issuer Harris County Texas (4.000%, October 1, 2015)
Cusip 414005CK
Bonds 2,000,000
Offering Price 109.218
Spread $0.38
Cost $2,184,360
Dealer Executing Trade DEPFA First Albany Securities, LLC
% of Offering  purchased by firm 2.04%
Syndicate Members DEPFA,Barclays,Morgan Keegan,JPMorgan,Cabrera,Piper Jaffray
Fund JPMorgan Tax Aware Real Return Fund
Trade Date 11/18/09
Issuer Harris County Texas (5.000%, October 1, 2015)
Cusip 414005CL
Bonds 1,500,000
Offering Price 114.61
Spread $0.38
Cost $1,719,150
Dealer Executing Trade DEPFA First Albany Securities, LLC
% of Offering  purchased by firm 1.53%
Syndicate Members DEPFA,Barclays,Morgan Keegan,JPMorgan,Cabrera,Piper Jaffray
Fund JPMorgan Tax Aware Real Return Fund
Trade Date 11/18/09
Issuer Harris County Texas (5.000%, October 1, 2019)
Cusip 414005CS
Bonds 1,605,000
Offering Price 115.201
Spread $0.50
Cost $1,848,976
Dealer Executing Trade DEPFA First Albany Securities, LLC
% of Offering  purchased by firm 1.64%
Syndicate Members DEPFA,Barclays,Morgan Keegan,JPMorgan,Cabrera,Piper Jaffray
Fund JPMorgan Tax Aware Real Return Fund
Trade Date 12/8/09
Issuer Harris County, Texas (5.250%, October 1, 2018)
Cusip 414005DE
Bonds 2,750,000
Offering Price $119.052
Spread $0.57
Cost $3,273,930
Dealer Executing Trade Jefferies and Company
% of Offering  purchased by firm 2.16%
Syndicate Members Jeffries,Barclays,Morgan Keegan,Cabrera Capital, JPMorgan,Piper Jaffray
Fund JPMorgan Tax Aware Real Return Fund
Trade Date 12/8/09
Issuer Harris County, Texas (5.250%, October 1, 2019)
Cusip 414005DF
Bonds 2,000,000
Offering Price $119.145
Spread $0.57
Cost $2,382,900
Dealer Executing Trade Jefferies and Company
% of Offering  purchased by firm 1.57%
Syndicate Members Jeffries,Barclays,Morgan Keegan,Cabrera Capital, JPMorgan,Piper Jaffray
Fund JPMorgan Tax Aware Real Return Fund
Trade Date 12/9/09
Issuer Harris County, Texas (4.000%, October 1, 2013)
Cusip 414005DA
Bonds 1,225,000
Offering Price $110.378
Spread $0.57
Cost $1,352,131
Dealer Executing Trade Jefferies and Company
% of Offering  purchased by firm 0.96%
Syndicate Members Jeffries,Barclays,Morgan Keegan,Cabrera Capital, JPMorgan,Piper Jaffray
Fund JPMorgan Tax Aware Real Return Fund
Trade Date 1/28/10
Issuer Missouri State Environmental IMPT (MOSENV 5% January 1, 2021)
Cusip 60636PC6
Bonds 20,915,000
Offering Price $115.496
Spread $0.50
Cost 24,155,988
Dealer Executing Trade Merrill Lynch And Co Inc New York
% of Offering  purchased by firm 10.18%
Syndicate Members Bank of America, Merrill Lynch, Baum, JPMorgan, Rice, Oppenheimer, Wachovia, Siebert Brandford, Piper Jarffray
Fund JPMorgan Tax Aware Real Return Fund
Trade Date 1/28/10
Issuer Missouri State Environmental IMPT (MOSENV 5% January 1, 2017)
Cusip 60636PD2
Bonds 7,000,000
Offering Price $116.516
Spread $0.50
Cost 8,156,120
Dealer Executing Trade Merrill Lynch And Co Inc New York
% of Offering  purchased by firm 3.41%
Syndicate Members Bank of America, Merrill Lynch, Baum, JPMorgan, Rice, Oppenheimer, Wachovia, Siebert Brandford, Piper Jarffray
Fund JPMorgan Tax Aware Real Return Fund
Trade Date 1/28/10
Issuer Missouri State Environmental IMPT (MOSENV 5% January 1, 2019)
Cusip 60636PD4
Bonds 10,805,000
Offering Price $116.405
Spread $0.50
Cost 12,577,560
Dealer Executing Trade Merrill Lynch And Co Inc New York
% of Offering  purchased by firm 5.26%
Syndicate Members Bank of America, Merrill Lynch, Baum, JPMorgan, Rice, Oppenheimer, Wachovia, Siebert Brandford, Piper Jarffray
Fund JPMorgan Tax Aware Real Return Fund
Trade Date 2/25/10
Issuer Missouri State Highway and Transportation (5%, May 1, 2017)
Cusip 60636WQB
Bonds 2,260,000
Offering Price $116.545
Spread $0.50
Cost $2,633,917
Dealer Executing Trade Merrill Lynch
% of Offering  purchased by firm 1.22%
Syndicate Members Merrill Lynch, Citigroup, JPMorgan, Baum, RBC, Valdes & Moreno, Loop Capital, Edward Jones, Morgan Stanley, Stifel, Nicolaus & Co, Wachovia
Fund JPMorgan Tax Aware Real Return Fund
Trade Date 3/18/2010
Issuer NYC Water Authority (5.000%, June 15, 2024)
Cusip 64972FL4
Bonds 17,835,000
Offering Price $111.16
Spread $0.50
Cost $19,824,494
Dealer Executing Trade M.R. Beal and Company
% of Offering  purchased by firm 9.93%
Syndicate Members MR Beal, Barclays, Morgan Keegan, Bank of America, Goldman, Morgan Stanley, Rice Financial, BB&T, Piper Jaffray, Citigroup, JPMorgan, Raymond James, Roosevelt and Cross, Wachovia, Lebenthal, Stifel Nicholas, Jeffries, Ramirez, Fidelity, Loop, RBC, Siebert Brandford, Oppenheimer, Stone & Youngberg

Fund JPMorgan International Realty Fund
Trade Date 11/17/09
Issuer CapitaMalls Asia Ltd
CUSIP SG1Z05950543
Shares 218,000
Offering Price $1.53
Spread $2.20
Cost $333,541
Dealer Executing Trade Credit Suisse (HK Ltd)
% of Offering 0.07%
Syndicate Credit Suisse, DBS Bank, Deutsche bank, JPMorgan, Cazenove & Co, CLSA Asia-Pacific, OCBC Bank, UOB Asia Ltd
Fund JPMorgan Research Market Neutral Fund
Trade Date 12/15/09
Issuer Wells Fargo & Company (WFC) Secondary
CUSIP 94974610
Shares 9,300
Offering Price $25.00
Spread $0.56
Cost $232,500
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering 1.41%
Syndicate Wells Fargo Securities, Goldman Sachs & Co., Credit Suisse, J.P. Morgan, Morgan Stanley
Fund JPMorgan Research Market Neutral Fund
Trade Date 11/18/09
Issuer SVB Finacial Group (SIVB) Secondary
CUSIP 78486Q10
Shares 21,800
Offering Price $38.50
Spread $1.83
Cost $839,300
Dealer Executing Trade Merrill Lynch and Company Inc.
% of Offering 9.53%
Syndicate J.P. Morgan, BofA Merrill Lynch, Keefe Bruyette & Woods, RBC Capital Markets, Sandler O'Neill+Partners, L.P.
Fund JPMorgan Tax-Aware Disciplined Equity Fund
Trade Date 12/15/09
Issuer Wells Fargo & Company (WFC) Secondary
CUSIP 94974610
Shares 41,900
Offering Price $25.00
Spread $0.56
Cost $1,047,500
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering 1.41%
Syndicate Wells Fargo Securities, Goldman Sachs & Co., Credit Suisse, J.P. Morgan, Morgan Stanley
Fund JPMorgan Tax-Aware U.S. Equity Fund
Trade Date 12/15/09
Issuer Wells Fargo & Company (WFC) Secondary
CUSIP 94974610
Shares 29,800
Offering Price $25.00
Spread $0.56
Cost $745,000
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering 1.41%
Syndicate Wells Fargo Securities, Goldman Sachs & Co., Credit Suisse, J.P. Morgan, Morgan Stanley
Fund JPMorgan International Value Fund
Trade Date 1/20/10
Issuer Sumitomo Mitsui (Placing) 144A
CUSIP JP3890350007
Shares 164,707
Offering Price $30.80
Spread $1.23
Cost $4,986,999
Dealer Executing Trade Goldman Sachs International London
% of Offering 0.06%
Syndicate Barclays Bank, Citigroup Global Markets, Daiwa Securities, Goldman Sachs International, Goldman Sachs Japan Ltd, Nikko Cordial, Nomura Securities, Barclays Capital, Daiwa Capital Markets Europe, Deutsche Bank, JPMorgan, Merrill Lynch Intl, Nomura Intl, Okasan Securities, SMBC Friend Securities, Tokai Tokyo Securities, UBS Limited-Denmark
Fund JPMorgan Intrepid European Fund
Trade Date 03/29/10
Issuer Brenntag AG (BNR)144A
CUSIP DE000A1DAHH0
Shares 64,447
Offering Price $67.41
Spread $1.01
Cost $4,344,546
Dealer Executing Trade Merrill Lynch International London
% of Offering 0.50%
Syndicate Deutsche Bank, JPMorgan, Goldman Sachs & Co, Bank of America Merrill Lynch, Commerzbank, HSBC Trinkaus, Societe Generale, RBS Securities
Fund JPMorgan Research Market Neutral Fund
Trade Date 2/23/10
Issuer TCF Financial Corporation (TCB) Secondary
CUSIP 87227510
Shares 22,000
Offering Price $14.00
Spread $0.63
Cost $308,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering 1.36%
Syndicate Morgan Stanley, J.P. Morgan, RBC Capital Markets, Stifel Nicolaus
Fund JPMorgan Research Market Neutral Fund
Trade Date 2/23/10
Issuer Wilmington Trust Corporation (WL) Secondary
CUSIP 97180710
Shares 38,800
Offering Price $13.25
Spread $0.63
Cost $514,100
Dealer Executing Trade Keefe Bruyette & Woods
% of Offering 1.86%
Syndicate J.P. Morgan, Keefe, Bruyette & Woods
Fund JPMorgan Research Market Neutral Fund
Trade Date 3/18/10
Issuer Genpact Limited (G) Secondary
CUSIP G3922B10
Shares 40,500
Offering Price $15.00
Spread $0.56
Cost $607,500
Dealer Executing Trade Morgan Stanley and  Company
% of Offering 3.57%
Syndicate Morgan Stanley, Goldman Sachs & Co., Citi, Credit Suisse, UBS Investment Bank, J.P. Morgan, Wells Fargo
Fund JPMorgan Intrepid European Fund
Trade Date 04/28/10
Issuer Amadeus IT Holdings SA - A Shrs
CUSIP ES0109067019
Shares 125,682
Offering Price $14.52
Spread $2.17
Cost $1,825,041
Dealer Executing Trade Goldman Sachs International London
% of Offering 0.11%
Syndicate Goldman Sachs & Co, JPMorgan, Morgan Stanley
Fund JPMorgan Intrepid European Fund
Trade Date 04/30/10
Issuer Essar Energy Ltd. 144A
CUSIP GB00B5SXPF57
Shares 379,017
Offering Price $6.43
Spread $1.44
Cost $2,435,563
Dealer Executing Trade Deutsche Bank AG London
% of Offering 0.13%
Syndicate Deutsche Bank, JPMorgan